Exhibit 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE. NUMBER DIPEXIUM Pharmaceuticals, Inc. SHARES 9000000.00 CUSIP NO. 25456J 10 4 AUTHORIZED COMMON STOCK: 30,000,000 SHARES PAR VALUE: $0.001 This Certifies that * SPECIMEN * Is The Record Holder Of **ZERO HUNDRED THOUSAND** Fully paid and non-assessable shares of Common Stock of Dipexium Pharamaceuticals, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: Month Day, Year EXECUTIVE CHAIRMAN PRESIDENT AND SECRETARY DIPEXIUM PHARMACEUTICALS INC. Seal DELWARE NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT Countersigned by VStock Transfer, LLC Cedarhurst, New York 11516 #11-C • Copyright© 2004 / Reynolds Graphics, Inc. / Salt Lake City, Utah

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. TEN COM = as tenants in common TEN ENT = as tenants by the entireties JT TEN = as joint tenants with the right of survivorship and not as tenants in common UNIF GIFT MIN ACT Custodian (Cust) (Minor) Act (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE: (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint , Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated X THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions). SIGNATURE GUARANTEED: TRANSFER FEE WILL APPLY